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                                                                  EXHIBIT 10.34


                              AUTOBYTEL.EUROPE LLC

                         SECOND AMENDMENT TO AMENDED AND

                          RESTATED OPERATING AGREEMENT


        This SECOND AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT, (this "AMENDMENT") is entered into as of the 6th day of April, 2000, by and among Autobytel.Europe LLC, a Delaware limited liability company, autobytel.com inc., a Delaware corporation, GE Capital Equity Holdings, Inc., a Delaware corporation, Inchcape Overseas Investments B.V., a Netherlands corporation, Pon Holdings B.V., a Netherlands corporation, and e-LaSer SA, a French company.

                                    RECITALS

        WHEREAS, the parties hereto entered into the Amended and Restated Operating Agreement dated January 6, 2000 and the First Amendment to Amended and Restated Operating Agreement dated January 27, 2000 (collectively, the "AGREEMENT");

        WHEREAS, the parties desire to amend the Agreement in accordance with
Section 14.1 thereof upon the terms and conditions set forth herein; and

        WHEREAS, capitalized terms used herein shall have the same meanings ascribed to such terms in the Agreement.

        NOW, THEREFORE, in consideration for the mutual agreements and promises contained herein, the parties hereto agree as follows:

                               TERMS OF AGREEMENT

1. Terms Amended. Pursuant to and in accordance with Section 14.1 of the Agreement, Section 9.1 is hereby amended and restated as follows:

        "DISTRIBUTIONS. Except as provided in SECTION 14.3 hereof, in connection with the dissolution and liquidation of the Company, the Company shall make distributions to the Members, in accordance with, and in proportion to, their respective Ownership Percentages, out of the available net cash flow (after the establishment of reserves under SECTION 9.2 hereof) within three (3) months after the end of each calendar year, subject to the prior approval by the Members pursuant to Section 4.2 hereof. Notwithstanding anything in this Agreement to the contrary, neither the Company nor any person on behalf of the Company shall make any distributions except to the extent permitted under the Act or other applicable law."

2. No Other Changes. Except as provided in this Amendment, all provisions of the Agreement are hereby ratified and acknowledged to be in full force and effect.



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        IN WITNESS WHEREOF, the parties have executed and delivered this
Amendment as of the date first above written.



                                         AUTOBYTEL.EUROPE LLC

                                         By: /s/ Ariel Amir
                                             ---------------------------------
                                             Name:  Ariel Amir
                                             Title: Manager


MEMBERS:

AUTOBYTEL.COM INC.

By: /s/ Mark W. Lorimer
    ---------------------------------
    Name: Mark W. Lorimer
    Title: President & CEO


GE CAPITAL EQUITY HOLDINGS, INC.


By: /s/ John Flannery
    ---------------------------------
    Name:   John Flannery
    Title:  Managing Director


INCHCAPE OVERSEAS INVESTMENTS B.V.


By: /s/ R.G.M. Verhoef               /s/ R.W.M. Klaitenberg
    -------------------------------------------------------
    Name:  R.G.M. Verhoef            R.W.M. Klaitenberg
    Title: proxy holder              proxy holder


PON HOLDINGS B.V.


By: /s/ Henk Rottinghuis
    ---------------------------------
    Name:  Henk Rottinghuis
    Title: Director


E-LASER SA


By: /s/ Christian Marchandise
    ---------------------------------
    Name:  Christian Marchandise
    Title: Director General